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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2001


                             NEW VALLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        1-2493                                            13-5482050
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(Commission File Number)                    (I.R.S. Employer Identification No.)


100 S.E. SECOND STREET, MIAMI, FLORIDA                                  33131
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(Address of principal executive offices)                              (Zip Code)

                                 (305) 579-8000
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              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On May 7, 2001, New Valley Corporation ("New Valley") completed its previously announced transaction to acquire a controlling interest in GBI Capital Management Corp. ("GBI") in exchange for New Valley's interest in its broker-dealer subsidiary, Ladenburg Thalmann & Co. Inc. ("LTCI"). GBI operates through its subsidiary, GBI Capital Partners, Inc., a securities and trading firm. Under the terms of a Stock Purchase Agreement dated February 8, 2001 among New Valley, Ladenburg, Thalmann Group Inc., a wholly-owned subsidiary of New Valley, Berliner Effektengesellschaft AG ("Berliner") and LTCI, New Valley, 80.1% owner of LTCI, and Berliner, 19.9% owner of LTCI, exchanged all of their shares in LTCI for 18,181,818 shares of GBI common stock, $10,000,000 cash and $10,000,000 principal amount of 7 1/2% senior convertible notes due December 31, 2005 (the "Notes"). Using a portion of funds obtained from GBI, New Valley also acquired 3,945,060 shares of GBI common stock from Joseph Berland, the former Chairman and Chief Executive Officer of GBI, for $3,945,000.

         Pursuant to Amendment No. 1 to Stock Purchase Agreement dated April 25, 2001 (the "Amendment"), the parties agreed to an adjustment provision under which the number of shares of GBI common stock to be issued to New Valley and Berliner will be adjusted following closing based on the respective changes in the total stockholder equities of LTCI and GBI through April 30, 2001. The Amendment also provides for the conversion price of the Notes to be adjusted in the same manner; however, the conversion price of the Notes may not decrease below a price that would result in a total number of additional shares of GBI common stock issued or issuable to New Valley and Berliner as a result of such adjustment provision exceeding 80% of the sum of the total number of additional shares issued or issuable to New Valley, Berliner and Frost-Nevada, Limited Partnership.

         Although the final figures with respect to the stockholder equities of LTCI and GBI are not yet available, based on the parties' estimates, New Valley expects to receive an additional 2,595,747 shares of GBI common stock and, 491,016 additional shares of GBI common stock upon conversion of the Notes held by it (assuming the conversion price is reduced from $2.60 to $2.2426 under the adjustment provision). Based on these estimates, New Valley would beneficially own approximately 56.3% of GBI common stock.

         Following the closing of the transaction, GBI was renamed Ladenburg Thalmann Financial Services, Inc. ("Ladenburg") and will trade on the American Stock Exchange under the symbol "LTS". Howard Lorber, President and Chief Operating Officer of New Valley, is the Chairman of Ladenburg. Victor Rivas, the Chairman and Chief Executive Officer of LTCI, is the President and Chief Executive Officer of Ladenburg. Richard Rosenstock, the former President and Chief Operating Officer of GBI, is the Vice Chairman and Chief Operating Officer of Ladenburg. Messrs. Bennett LeBow, Howard Lorber, Victor Rivas, Robert Eide, Henry Beinstein, Phillip Frost, Richard Rosenstock, Mark Zeitchick and Vincent Mangone will serve on the Board of Directors of GBI.

         A press release announcing the consummation of the transaction was issued on May 7, 2001.

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         The foregoing summary of the transaction is qualified in its entirety by reference to the text of the Stock Purchase Agreement and related agreements and New Valley's press release dated May 7, 2001, which are attached hereto as exhibits and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         See Item 7(c) below.

(b)      Pro Forma Financial Information.

         All pro forma financial information required by this Item 7 will be filed no later than 60 days after the date that this initial report on Form 8-K was required to be filed.

(c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

10.1 Stock Purchase Agreement, dated February 8, 2001, among GBI Capital Management Corp., New Valley Corporation, Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG and Ladenburg, Thalmann & Co. Inc. (incorporated by reference to Exhibit 10.1 to New Valley's Form 8-K dated February 8, 2001).

10.2 Form of 7 1/2% Convertible Promissory Note due 2005 of GBI Capital Management Corp. (incorporated by reference to Exhibit 10.2 to New Valley's Form 8-K dated February 8, 2001).

10.3 Form of Pledge and Security Agreement between GBI Capital Management Corp., Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG, Frost-Nevada, Limited Partnership and U.S. Bank Trust National Association, as collateral agent (incorporated by reference to Exhibit
         10.3 to New Valley's Form 8-K dated February 8, 2001).

10.4 Investor Rights Agreement, dated as of February 8, 2001, among New Valley Corporation, Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG, GBI Capital Management Corp., Frost-Nevada, Limited Partnership and the individual stockholders of GBI Capital Management Corp. signatories thereto (incorporated by reference to Exhibit 10.6 to New Valley's Form 8-K dated February 8, 2001).

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10.5     Stock Purchase Agreement, dated as of February 8, 2001, by and between
         Ladenburg, Thalmann Group Inc. and Joseph Berland (incorporated by reference to Exhibit 10.7 to New Valley's Form 8-K dated February 8,
         2001).

10.6 Amendment No. 1 to the Stock Purchase Agreement, dated April 25, 2001, among GBI Capital Management Corp., New Valley Corporation, Ladenburg, Thalmann Group, Inc., Berliner Effektengesellschaft AG and Ladenburg, Thalmann & Co., Inc.

23 Consent of Goldstein Golub Kessler LLP relating to New Valley Corporation's Registration Statement on Form S-8 (No. 333-46370) and Registration Statement on Form S-3 (No. 333-79837).

99.1 Joint Press Release of New Valley Corporation and GBI Capital Management Corp. dated May 7, 2001.

99.2 Consolidated Financial Statements of GBI Capital Management Corp. for the periods August 25, 1999 to September 30, 2000, and September 1, 1998 to August 24, 1999, and for the year ended August 31, 1998 (incorporated by reference to GBI Capital Management Corp.'s Annual Report on Form 10-K for the year ended September 30, 2000, Commission File No. 1-15799).

99.3 Interim Consolidated Financial Statements of GBI Capital Management Corp. for the six months ended March 31, 2001 (incorporated by reference to GBI Capital Management Corp.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEW VALLEY CORPORATION


                                  By:  /s/ J. BRYANT KIRKLAND III
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                                      J. Bryant Kirkland III
                                      Vice President and Chief Financial Officer


Date:  May 22, 2001